UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            April 26, 2006

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27700B SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-685-8888

Former name or former address if changed since last report:  no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION

FORM 8-K

Item 2.02  Results of Operations and Financial Condition

On May 2, 2006, InFocus Corporation issued a press release announcing a net loss of $16.4 million, or $0.41 per share, on revenues of $112.0 million for its first quarter of 2006 ended March 31, 2006.  A copy of the press release is attached as Exhibit 99.1.

We provide in the press release certain non-GAAP financial measures, including pro forma operating expenses, pro forma net loss and pro forma net loss per share. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude restructuring charges from the directly comparable GAAP measures. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. We believe the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of our business, excluding certain non-recurring and non-cash items that would normally be included in the most directly comparable GAAP financial measure. Our management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating our operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Item 8.01  Other Events

As announced in March 2006, we delayed the filing of our 2005 annual report on Form 10-K with the SEC to allow for the completion of internal investigations initiated by our audit committee and completion of related audit procedures by our registered independent auditors, KPMG LLP.  In mid-April 2006, we participated in an oral hearing with a Nasdaq listing qualifications panel in which the plan was presented for achieving compliance with the filing requirements for both our 2005 Form 10-K and Form 10-Q for the first quarter of 2006. On April 26, we received notice that the panel determined to continue the listing of our shares on the Nasdaq National Market, subject to certain conditions, including the filing of our 2005 Form 10-K on or before July 7, 2006 and the filing of the Form 10-Q for the first quarter of 2006 on or before July 17, 2006.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1     Press release dated May 2, 2006 announcing InFocus Corporation’s results for the first quarter of 2006 ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 2, 2006	INFOCUS CORPORATION

		By:	/s/C. Kyle Ranson
C. Kyle Ranson
President and Chief Executive Officer
(Principal Executive Officer)

		By:	/s/Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)